SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported) October 12, 2000


                Fechtor, Detwiler, Mitchell & Co.
       --------------------------------------------------
       (Exact name of registrant as specified in charter)


         Delaware               0-12926                95-2627415
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(State of other jurisdiction  (Commission          (IRS Employer or
incorporation)                 FileNumber)         Identification No.)

  225 Franklin Street, 20th Floor,  Boston, Massachusetts 02110
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 (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: 617-451-0100

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         ---------------------------------------------

ON OCTOBER 12, 2000, FECHTOR, DETWILER, MITCHELL & CO. ("THE REGISTRANT") ENGAGED PRICEWATERHOUSECOOPERS LLP TO REPLACE DELOITTE & TOUCHE LLP AS THE REGISTRANT'S INDEPENDENT PUBLIC ACCOUNTANTS

On October 12, 2000, the Registrant engaged
PricewaterhouseCoopers LLP ("PWC") to replace Deloitte & Touche
LLP ("D&T") as the Registrant's independent public accountants.
The decision to change auditors was approved by the Audit
Committee of the Board of Directors.

D&T's report on the financial statements of the Registrant for the fiscal year ended December 31, 1999 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant's most recent fiscal year, and the subsequent interim period through October 12, 2000, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreements in connection with its audit report with respect to financial statements of the Registrant.

During the Registrant's most recent fiscal year, and the subsequent interim period through October 12, 2000, there was no disagreement or difference of opinion with D&T regarding any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided D&T with a copy of this Report, and has requested that D&T furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. Such letter is attached hereto as Exhibit 16.

During the most recent fiscal year and the subsequent interim period through October 12, 2000, neither the Registrant nor anyone on behalf of the Registrant consulted PWC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Registrant or any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits:

                 16.   Letter of Deloitte & Touche LLP re: Change
in Certifying Accountant.
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                            SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         FECHTOR, DETWILER, MITCHELL & CO.

Dated:  October 16, 2000           By:  /s/ Stephen D. Martino
                                   -----------------------------
                                   Stephen D. Martino
                                   Chief Financial Officer and
                                   Principal Accounting Officer

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                           Exhibit 16






October 16, 2000


Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, DC 20549


We have read and agree with the comments in Item 4 of Form 8-K of Fechtor, Detwiler, Mitchell & Co. dated October 16, 2000.

Yours truly,

/s/ Deloitte & Touche LLP

Deloitte & Touche

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